SUBORDINATED PARTICIPATION AGREEMENT

                  This Subordinated Participation Agreement (this "Agreement") is made as of the 28th day of June, 2002, between LASALLE BANK NATIONAL ASSOCIATION, a national banking association ("LaSalle"), and by the undersigned parties collectively identified as "Participants" (each a "Participant" and collectively, the "Participants"). LaSalle has made or has agreed to make loans and other extensions of credit to Westell Technologies, Inc., Westell, Inc., Westell International, Inc., Conference Plus, Inc., and Teltrend LLC (collectively, the "Borrowers") pursuant to that certain Amended and Restated Loan and Security Agreement by and between LaSalle and the Borrowers dated August 31, 2000, as the same has been or may hereafter be amended, restated, supplemented or otherwise modified from time to time (the "Loan Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

                  In consideration of the payment on the date hereof by the Participants to LaSalle of the aggregate amount of $5,000,000 (the "Purchase Price") in immediately available United States funds, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, LaSalle hereby sells to each of the Participants, and each of the Participant hereby purchases from LaSalle, without recourse to LaSalle, on the terms and conditions hereinafter set forth, a subordinated last-out participation interest in (a) the Term Loan made by LaSalle to the Borrowers, (b) all rights, claims (including "claims" within the meaning of Section 101(5) of the Bankruptcy Code) and causes of action of LaSalle against the Borrowers and any other Person that arise under, from, in, to or in connection with the Loan Agreement and the Loan Documents, to the extent attributable in whole or in part to the Term Loan, and (c) the collateral for and guarantees of the Term Loan (each such interest (expressed as a percentage interest) being herein called the "Participation Interest"); provided, that the maximum aggregate principal amount of all Participants' Participation Interests in the Term Loan shall not exceed $5,000,000. Notwithstanding anything to the contrary in this Participation Agreement, no Participant shall have any interest in any of the fees or other amounts payable by Borrowers to LaSalle, individually or as Agent, under the Loan Documents, other than reimbursements for amounts paid by the Participants pursuant to this Agreement for which the Borrower is otherwise liable under the Loan Documents.

                  1. The parties hereto acknowledge and agree that it is their intent that the Participation Interests of the Participants be subordinated, "last-out" participation interests meaning, among other things, that no Participant shall have any right (x) to receive any payment of principal in respect of their Participation Interests in the Term Loan while LaSalle (including any other participant(s) or assignees of LaSalle's) has any Loans outstanding to, undrawn Letters of Credit issued for the account of, or unreimbursed Letter of Credit drawings or other Obligations owing to it by, the Borrowers or (y) to receive any payment of interest in respect of their Participation Interests in the Term Loan unless and until LaSalle (including any other participant(s) of LaSalle's) shall have received payment in full of all interest Obligations then due and payable to it by the Borrowers under the Loan Documents. Each Participant hereunder shall be jointly and severally liable for all obligations and undertakings of each other Participant hereunder. The Participation Interests of each Participant are as set forth on Schedule I attached hereto (as the same may be amended pursuant to Section 12 below).

                  2. Except as otherwise provided herein, all payments received by LaSalle pursuant to the Loan Documents or otherwise (including without limitation, any amounts received by way of set-off, banker's lien, counterclaim, realization on collateral or otherwise) may be applied to any outstanding Obligations in such order as LaSalle, in its discretion, deems appropriate, and each Participant hereby acknowledges and agrees that LaSalle, in exercising that discretion, may allocate any or all such amounts to any such Obligations (including post-petition interest, whether or not allowed in a bankruptcy proceeding of any of the Borrowers) other than (and prior to) those in which such Participant has an interest. LaSalle shall be entitled to withhold and apply any payment or property to be paid or delivered to the Participants hereunder against any amounts payable by the Participants to LaSalle under this Agreement.

                  (a) Notwithstanding the foregoing, if LaSalle receives any payment of interest in respect of the Loans from the Borrower or reimbursement of amounts paid by the Participants pursuant to this Agreement (other than Purchase Price), then upon the payment to LaSalle and its participants and assignees (other than the Participants) of all amounts of interest or reimbursement amounts then due and owing to them under the Loan Documents, LaSalle hereby agrees it shall remit to the Participants such remaining portion of such payment as shall then be required to pay accrued but unpaid interest or reimbursement amounts, as applicable, owing to the Participants hereunder within three (3) Business Days after LaSalle's receipt of collected and immediately available funds therefor from the Borrowers;

                  (b) Subject to the limitation in Section 1(x) above, upon the receipt by LaSalle and its participants and assignees (other than the Participants) of payment in full of all of the outstanding Obligations under the Loan Documents, any further principal amounts remitted to LaSalle with respect to the Term Loan shall be remitted to the Participants within three (3) Business Days after LaSalle's receipt of collected and available funds therefor.

                  3. All payments required to be made by LaSalle to the Participants, and all communications by LaSalle to any of the Participants, shall be sent to such Participants to such account and/or such address as shall be specified by such person from time to time on reasonable advance written notice delivered to LaSalle (the initial accounts and addresses being set forth on Schedule I hereto). Notwithstanding LaSalle's agreement to make such distributions as aforesaid, each of the Participant's hereby agrees (i) that LaSalle shall have no liability (including for payment of interest pursuant to Section 12 below) for the improper allocation as between Participants of any payment made by LaSalle hereunder, (ii) the Participants shall be liable as among themselves for all adjustments of any improperly allocated distribution to any one or more Participants and (iii) to jointly and severally indemnify, defend and hold harmless LaSalle, its employees, directors, officers and agents for any losses, costs, fees, expenses (including without limitation, reasonable attorneys' fees and court costs), damages, claims, suits or actions arising out of or related to the allocation of, or failure of any other Participant to make any corrective adjustment with respect to, any payment made by LaSalle hereunder.

                  4. All payments with respect to the Obligations (including, without limitation, any payment by way of set-off, banker's lien, counterclaim, realization on collateral or otherwise) received by any Participant at any time from any source other than LaSalle shall be promptly, but in any event within three (3) Business Days thereafter, paid over by the Participants to LaSalle for application in accordance with the Loan Documents and this Agreement.

                  5. If any payment received by LaSalle and forwarded to the Participants pursuant to this Agreement is rescinded or must otherwise be returned for any reason, the Participants jointly and severally hereby agree to return or pay over to LaSalle the aggregate portion of such payment or amount previously remitted to the Participants, together with the Participants' proportionate share of all interest payable by LaSalle in connection therewith (as such amount and such share of such payment and interest shall be calculated by LaSalle, which calculation shall be deemed conclusively correct absent manifest or demonstrable error).

                  6. If LaSalle (a) incurs any cost, fee, expense or disbursement (including reasonable fees and disbursements of counsel) in connection with or attributable in whole or in part to the Term Loan or the Loan Agreement or any of the other Loan Documents in connection therewith or (b) incurs any expense which it deems necessary or desirable to protect the rights of LaSalle, the Participants or the Collateral therefor or which otherwise arises in connection with the enforcement of the Term Loan, then, to the extent LaSalle is not reimbursed by the Borrowers for such cost, fee, disbursement or expense, the Participants jointly and severally hereby agree to pay to LaSalle promptly upon receipt of notice thereof, but in any event within five (5) days thereafter, an amount equal to the Participants' allocable share of each such amount so incurred or suffered (as such amounts and such shares shall be calculated by LaSalle, which calculation shall be deemed conclusively correct absent manifest or demonstrable error).

                  7. This Agreement shall be in full force and effect until the earliest of (i) the date on which LaSalle gives the Participants written notice that all Obligations have been fully and indefeasibly satisfied in full in cash and the Loan Agreement has been terminated, (ii) the date on which all Obligations attributable to the Participation Interests have been fully and indefeasibly satisfied in full in cash and all obligations of the Participants to LaSalle hereunder have been satisfied in full in cash, or (iii) such other date as the Participants and LaSalle shall agree in writing.

                  8. LaSalle will exercise the same care and attention with respect to the administration of the Term Loan as LaSalle gives to its other credit transactions in which no participations are sold. LaSalle may use its sole discretion with respect to exercising or refraining from exercising its rights or taking or refraining from taking any actions which may be vested in LaSalle or which LaSalle may be entitled to take or assert under or with respect to the Term Loan, any other Loan, the Loan Agreement or any other Loan Document (including, without limitation, the release of any liens on collateral securing the Term Loan or any other Loan and/or the release of any guarantors of the Term Loan or any other Loan), and LaSalle shall not be liable to any Participant with respect to anything that LaSalle may do or refrain from doing in the exercise of its business judgment, in the absence of its own gross negligence or willful misconduct. LaSalle shall have no obligation to make any claim or assert any lien upon, or assert any right of setoff with respect to, any property held by LaSalle, whether or not such property constitutes Collateral for any of the Term Loan. LaSalle may, in its sole discretion, without prior notice to the

Participants and without any consent or other action by the Participants, grant any waiver or consent under or with respect to the Loan Agreement, any other Loan Document and/or the Term Loan or agree to any amendment of the Loan Agreement or any other Loan Document, including, without limitation, entering into any amendment extending the final maturity date of the Loans, increasing or decreasing the rate of interest on any of the Loans or amending, modifying or waiving any other provision or default under the Loan Agreement or the other Loan Documents. Without limiting the foregoing, LaSalle shall have the exclusive right, in LaSalle's name alone, to carry out the provisions of the Loan Agreement and the other Loan Documents, to enforce and collect the Obligations, to exercise and enforce all rights and privileges granted to LaSalle under the Loan Agreement and the other Loan Documents, to take or refrain from taking legal action to enforce or protect Participants' and/or LaSalle's interests with respect to the Loan Agreement, the other Loan Documents, the Collateral and the Obligations, to consent to the use by Borrowers of cash collateral under ss. 363 of the Bankruptcy Code in any bankruptcy case of Borrowers, and to extend postpetition financing to Borrowers under ss. 364 of the Bankruptcy Code in any bankruptcy case of such Borrowers. No Participant shall have or seek to exercise any right of legal or equitable redress against Borrowers. No Participant shall have any voting rights or consent or approval rights under the Loan Agreement or the other Loan Documents. LaSalle may rely upon the advice of counsel concerning legal matters and upon any written communication or any telephone conversation which LaSalle believes to be genuine and correct or to have been signed, sent or made by the proper person and LaSalle shall not be required to make any inquiry concerning the performance by the Borrowers or any other person of any of their respective obligations and liabilities under or in respect of the Loan Agreement or any other Loan Document. LaSalle shall not be deemed a trustee, partner or fiduciary for any Participant in connection with the Participation nor shall LaSalle have any duties to any Participant except as expressly set forth in this Agreement.

                  9. If LaSalle is sued or threatened with any suit, claim or action in any bankruptcy or other insolvency proceeding involving Borrowers (i) on account of any alleged preferential or fraudulent transfer received or alleged to have been received, directly or indirectly, from Borrowers or any other Person, which is attributable in whole or in part to the existence of Participants' subordinated Participation Interests, or (ii) relating to the equitable subordination of the Term Loan Obligations or the recharacterization of any of the Term Loan Obligations as equity, which is attributable in whole or in part to the existence of Participants' subordinated Participation Interests, then each Participant hereby jointly and severally hereby agrees to indemnify, defend and hold LaSalle harmless from any liability arising from such suit, claim or action, including, without limitation, from all expenses, costs and reasonable attorneys' fees paid or incurred, or payments made by LaSalle, in connection therewith. To the extent that any amounts previously paid in respect of the Obligations are recovered from LaSalle, such amounts shall be reinstated as part of the Obligations, repayable in accordance with the priorities established herein.

                  10. LaSalle may accept deposits from, make loans or otherwise extend credit to, take deposits from and generally engage in any kind of banking or trust business with, the Borrowers or any other person, receive security for such loans or extensions of credit, and receive payment on such loans or extensions of credit and otherwise act with respect thereto freely and without accountability, as if this Agreement were not in effect. Unless and until the

Term Loan has been assigned to the Participants by LaSalle pursuant to Section 11 below, no Participant shall have any right to exercise any right, claim or action against any of the Borrowers or their property (including any right of set-off or counterclaim) with respect to any of the Obligations or against any of the collateral for any of the Obligations. LaSalle shall maintain records with respect to the aggregate Participation Interests and this Agreement. All sums received and payments made or deemed made by LaSalle in connection with the Term Loan and the Participation Interests will be clearly and fully accounted for on LaSalle's records in a manner which reflects the Participants' respective interest therein. If any Participant shall at any time request an accounting, LaSalle shall furnish a written accounting thereto as soon as practicable (but in no event more than once in any 60 day period for any Participant).

                  11. Each Participant acknowledges and agrees that:

                           (a) It has adequate information concerning the
                      business and financial condition of the Borrowers to make an informed decision regarding the purchase of its Participation Interest and has independently and without reliance upon LaSalle and based on such information as such Participant has deemed appropriate, made its own analysis and decision to enter into this Agreement, except that such Participant has relied upon the representations, warranties, agreements and covenants of LaSalle expressly provided in this Agreement. Such Participant shall continue to make its own analysis and decisions with respect to its Participation Interest without reliance upon LaSalle;

                           (b) It has received and reviewed each of the Loan
                      Documents to the extent deemed necessary or advisable by such Participant;

                           (c) Except as set forth in Section 14 below, LaSalle
                      has not made and shall not at any time be deemed to make any representation or warranty, express or implied, with respect to (i) the due execution, authenticity, legality, accuracy, completeness, validity or enforceability of any of the Loan Documents, (ii) the financial condition, solvency or creditworthiness of the Borrowers or any other entity which may have liability for the Term Loan or the collectibility of the Term Loan, (iii) the validity, perfection, enforceability, value or sufficiency of, or title to any security for the Term Loan, or the filing, or recording or taking of any other actions with respect to the Loan Documents, or the security for the Term Loan, or
                      (iv) any other matter having any relation to this participation, the Term Loan, the Collateral or the Loan Documents; and

                           (d) LaSalle may, but shall have no obligation to,
                      furnish any information relating to the Borrowers, the Term Loan, the Collateral or otherwise to any Participant, except as expressly otherwise provided herein; it being agreed, however, that if and to the extent LaSalle does in fact provide any such information to any Participant, LaSalle shall have no ongoing obligation to provide any similar or additional information in the future or to update any such information so provided.

Upon the repayment in full of the Obligations other than the Participant's Participation Interest, LaSalle shall have the right (but not the obligation) to transfer and assign to the Participants, and the Participants jointly and severally agree to accept such transfer and assignment of, all of LaSalle's right, title and interest in and to the Term Loan (provided that no additional consideration for such transfer and assignment shall be required hereunder), without recourse, representation or warranty. The obligation of the Participants to accept such transfer and assignment as aforesaid shall be unconditional and irrevocable, notwithstanding any change of circumstances, including (a) any modification or amendment of, or any consent, waiver, release or forbearance with respect to, any of the terms of the Loan Agreement or any of the Loan Documents; (b) any other act or omission to act on the part of LaSalle or on the part of any of the Borrowers or any other person; (c) the existence of any Default or Event of Default under the Loan Agreement or any default under any of the other Loan Documents; or (d) any change of any kind in the financial position or creditworthiness of the Borrowers or any other Person.

                  12. If any payment hereunder is not paid by either party to the other when due hereunder (other than any payment otherwise properly made but misallocated by LaSalle as among the Participants as provided in Section 3 above), then interest shall accrue, and be payable immediately, on all such amounts not paid at a per annum rate equal to the average Federal Funds Rate during the period in question as published daily by the Federal Reserve Bank of New York. For the purposes of this Section 12, the "Federal Funds Rate" shall mean, for any date, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates set by the Federal Reserve Bank of New York on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding business day in The Wall Street Journal (Eastern Edition), or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transaction received by LaSalle from three federal funds brokers of recognized standing selected by LaSalle. For a day that is not a Business Day, the Federal Funds Rate shall be the rate applicable to federal funds transactions on the immediately preceding day for which such rate is reported.

                  13. Each Participant hereby agrees that it will not sell or otherwise dispose of any portion of its Participation Interest or grant any sub-participation therein without the prior written consent of LaSalle, provided that upon prior written notice to LaSalle, any Participant shall be permitted to transfer any Participation Interest to another Participant, and in any event, upon any such transfer, the affected Participants shall promptly deliver a revised Schedule I to this Agreement to LaSalle setting forth any revisions thereto pursuant to such assignment. In the event of a sub-participation, the applicable Participant shall not be relieved of any of its obligations to LaSalle hereunder. Each Participant represents that it is acquiring the Participation Interest for its own account and not with a view to, or for sale in connection with, any distribution thereof and that it is an "accredited investor" (as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933 (as amended).

                  14. LaSalle hereby represents and warrants to each Participant on the date hereof, that LaSalle has good and marketable title to the Participant Interests being conveyed hereunder and hereby transfers such interests free and clear of any lien, claim or encumbrance in favor of any other person or entity (other than any such person or entity asserting any lien, claim or encumbrance through any Participant).

                  15. By its confirmation and acceptance of this Agreement, each Participant represents that it is entitled to receive any payments to be made to it hereunder without the withholding of any tax and that, upon LaSalle's request, such Participant will furnish to LaSalle such certifications, statements and other documents deemed necessary or appropriate by LaSalle to evidence such Participant's exemption from the withholding of any tax imposed by any applicable jurisdiction or to enable LaSalle to comply with any applicable laws or regulations relating thereto.

                  16. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been given (a) if sent by facsimile, upon confirmation of receipt (b) if sent by overnight courier service, the next day, and (c) if sent by mail, the third day after being mailed by certified mail, postage prepaid, return receipt requested, in any such case addressed to either party at its address as follows or at such other address as may hereafter be designated by notice as herein provided:

          If to LaSalle:                 LaSalle Bank National Association
                                         135 South LaSalle Street
                                         Chicago, Illinois  60674
                                         Attention: Ms. Stephanie Kline
                                         Facsimile:  312-904-6546

          If to any Participant:        To the address set forth on Schedule I

                  17. THIS AGREEMENT MAY NOT BE AMENDED EXCEPT IN WRITING SIGNED BY LASALLE AND BY EACH AFFECTED PARTICIPANT, AND THE RESPECTIVE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS. WITH RESPECT TO ANY DISPUTES ARISING HEREUNDER, EACH PARTY HERETO HEREBY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE FEDERAL AND STATE COURTS LOCATED IN THE STATE OF ILLINOIS AND WAIVES ANY OBJECTION IT MAY HAVE IN RESPECT OF SUCH DISPUTE ON THE GROUND OF VENUE OR THAT ANY PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

                  18. This Agreement may be executed in any number of counterparts and all of such counterparts shall together constitute one and the same instrument.

                  19. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

                  20. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

                  If the foregoing correctly sets forth the understanding between us, please indicate your confirmation thereof, and your acceptance of this Agreement by signing and returning to us the enclosed copy of this Agreement.

                                Very truly yours,

                                LASALLE BANK NATIONAL ASSOCIATION


                                By______________________________________________
                                Title___________________________________________

Confirmed and accepted as of the date first above written:

PARTICIPANTS:

Marlene D. Foskett Trust under agreement   The Marlene Diane Foskett Trust dated
Florence R. Penny Children's Trust dated   December 31, 1970
December 28, 1989

-----------------------------------
Melvin J. Simon, Trustee                   ________________________________
                                           Barbara J. Pruitt, Co-Trustee

                                           --------------------------------
                                           Florence R. Penny, Co-Trustee

                                           ---------------------------------
                                           Robert Clinton Penny III, Co-Trustee


Barbara J. McDonough Trust under agreement The Barbara J. McDonough Trust dated
Florence R. Penny Children's Trust dated   December 31, 1970
December 28, 1989

-----------------------------------
Melvin J. Simon, Trustee                   _________________________________
                                           Marlene D. Foskett, Co-Trustee

                                           --------------------------------
                                           Florence R. Penny, Co-Trustee

                                           --------------------------------
                                           Robert Clinton Penny III, Co-Trustee


Robert C. Penny III Trust under agreement  The Robert Clinton Penny Trust Number
Florence R. Penny Children's Trust dated   Two dated December 30, 1974
December 28, 1989

--------------------------------
Melvin J. Simon, Trustee                   ________________________________
                                           Marlene D. Foskett, Co-Trustee

                                           --------------------------------
                                           Florence R. Penny, Co-Trustee

                                           --------------------------------
                                           Barbara J. Pruitt, Co-Trustee

Each of Borrowers hereby acknowledges and agrees that it shall constitute an Event of Default under (and as such term is defined in) the Loan Agreement if at any time the payment or priority provisions of this Agreement are held to be unenforceable as against any Participant, or any Participant brings any suit or action challenging the enforceability of the payment or priority provisions of this Agreement or the undertakings of the Participants (or any of them) hereunder.

BORROWERS:                         WESTELL TECHNOLOGIES, INC.


                                   By:      ____________________________________
                                   Title:   ____________________________________

                                   WESTELL, INC.


                                   By:      ____________________________________
                                   Title:   ____________________________________

                                   WESTELL INTERNATIONAL, INC.


                                   By:      ____________________________________
                                   Title:   ____________________________________

                                   CONFERENCE PLUS, INC.


                                   By:      ____________________________________
                                   Title:   ____________________________________

                                   TELTREND LLC


                                   By:      ____________________________________
                                   Title:   ____________________________________
                                   Address: 750 North Commons Drive
                                            Aurora, Illinois 60504

                                   SCHEDULE I


              PERCENTAGE INTERESTS; NOTICE AND PAYMENT INFORMATION

PERCENTAGE INTERESTS
--------------------

------------------------------------------------------------------------ ---------------------------------------------
                              Participant                                            Percentage Interest
                              -----------                                            -------------------
------------------------------------------------------------------------ ---------------------------------------------

   Marlene D. Foskett Trust under agreement Florence R. Penny                               18.00%
       Children's Trust dated December 28, 1989
------------------------------------------------------------------------ ---------------------------------------------
   Barbara J. McDonough Trust under agreement Florence R. Penny                             12.60%
       Children's Trust dated December 28, 1989
------------------------------------------------------------------------ ---------------------------------------------
   Robert C. Penny III Trust under agreement Florence R. Penny                              2.04%
       Children's Trust dated December 28, 1989
------------------------------------------------------------------------ ---------------------------------------------
   The Marlene Diane Foskett Trust dated December 31, 1970                                  15.34%
------------------------------------------------------------------------ ---------------------------------------------
   The Barbara J. McDonough Trust dated December 31, 1970                                   50.00%
------------------------------------------------------------------------ ---------------------------------------------
   The Robert Clinton Penny Trust Number Two dated December 30, 1974                        2.02%
------------------------------------------------------------------------ ---------------------------------------------


NOTICE INFORMATION
------------------

For each Participant:                                c/o Melvin J. Simon
                                                     4343 Commerce Court
                                                     Suite 306
                                                     Lisle, Illinois 60532
                                                     Facsimile:  630-955-1159

PAYMENT INFORMATION
-------------------

------------------------------------------------ ---------------------------------------------------------------------
                  Participant                                            Wiring Instructions
                  -----------                                            -------------------
------------------------------------------------ ---------------------------------------------------------------------

   Marlene D. Foskett Trust under agreement        Bank of America
       Florence R. Penny Children's Trust          San Francisco, California
       dated December 28, 1989                     ABA #121000358
                                                   Robertson Stephens
                                                   Account #14993-01920
                                                   For Further Credit To Account #35072560
------------------------------------------------ ---------------------------------------------------------------------


------------------------------------------------ ---------------------------------------------------------------------
                  Participant                                            Wiring Instructions
                  -----------                                            -------------------
------------------------------------------------ ---------------------------------------------------------------------
   Barbara J. McDonough Trust under agreement      Bank of America
       Florence R. Penny Children's Trust          San Francisco, California
       dated December 28, 1989                     ABA #121000358
                                                   Robertson Stephens
                                                   Account #14993-01920
                                                   For Further Credit To Account #35072610
------------------------------------------------ ---------------------------------------------------------------------
   Robert C. Penny III Trust under agreement       Bank of America
       Florence R. Penny Children's Trust          San Francisco, California
       dated December 28, 1989                     ABA #121000358
                                                   Robertson Stephens
                                                   Account #14993-01920
                                                   For Further Credit To Account #35072537
------------------------------------------------ ---------------------------------------------------------------------
   The Marlene Diane Foskett Trust dated           Bank of America
       December 31, 1970                           San Francisco, California
                                                   ABA #121000358
                                                   Robertson Stephens
                                                   Account #14993-01920
                                                   For Further Credit To Account #35083104
------------------------------------------------ ---------------------------------------------------------------------
   The Barbara J. McDonough Trust dated            Bank of America
       December 31, 1970                           San Francisco, California
                                                   ABA #121000358
                                                   Robertson Stephens
                                                   Account #14993-01920
                                                   For Further Credit To Account #35083179
------------------------------------------------ ---------------------------------------------------------------------
   The Robert Clinton Penny Trust Number Two       Bank of America
       dated December 30, 1974                     San Francisco, California
                                                   ABA #121000358
                                                   Robertson Stephens
                                                   Account #14993-01920
                                                   For Further Credit To Account #35083096
------------------------------------------------ ---------------------------------------------------------------------
